Exhibit 10.1

FOURTH AMENDMENT

THIS FOURTH AMENDMENT (this “Agreement”) is dated as of March 21, 2018 by and among JACK IN THE BOX INC., a Delaware corporation (the “Borrower”), certain Domestic Subsidiaries of the Borrower party hereto (such subsidiaries, collectively, the “Guarantors”, and each, a “Guarantor”), the banks and other financial institutions or entities party hereto (the “Consenting Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrower, the banks and other financial institutions party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of March 19, 2014 (as amended by that certain First Amendment and Waiver dated as of November 21, 2014, that certain Waiver, Joinder and Second Amendment dated as of July 1, 2015 and that certain Third Amendment dated as of September 16, 2016, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Existing Lenders have extended certain credit facilities to the Borrower.  All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and this Statement of Purpose hereof) shall have the meanings assigned thereto in the Credit Agreement; provided that the terms “Net Cash Proceeds” and “Qdoba Prepayment” shall have the meanings assigned thereto in the Credit Agreement after giving effect to the amendments in this Agreement.

The Borrower (a) has entered into an agreement to sell all of the Capital Stock of Qdoba Restaurant Corporation, a Colorado corporation (“Qdoba”) pursuant to that certain Stock Purchase Agreement dated as of December 19, 2017 (the “Qdoba Purchase Agreement”) by and among the Borrower, Qdoba and Quidditch Acquisition, Inc., a Delaware corporation (such transaction, the “Qdoba Sale”), and (b) will, as conditions to, and substantially concurrently with, the effectiveness of this Agreement, (i) consummate the Qdoba Sale and (ii) use the Net Cash Proceeds of the Qdoba Sale to prepay the Term Loan in accordance with Section 4.4(b)(iii) of the Credit Agreement.

The Borrower has requested that the Consenting Lenders (including, without limitation, the Existing Lenders) agree to amend the Credit Agreement as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders has agreed to grant such request of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.            Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with its terms, the parties hereto agree that the Credit Agreement is amended by:

(a)        adding the following defined terms to Section 1.1 thereof in proper alphabetical order:

(i)         “‘Benefit Plan’ means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.”;

(ii)       “‘Fourth Amendment’ means that certain Fourth Amendment, dated as of March 21, 2018, by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.”;

(iii)      “‘PTE’ means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.”;

(iv)      “‘Qdoba Prepayment’ means the prepayment of the Term Loan by an amount equal to $260,000,000.”; and

(v)       “‘Qdoba Sale’ has the meaning assigned thereto in the Fourth Amendment.”.

(b)      amending the definition of “Applicable Margin” in Section 1.1 thereof by deleting clause (a) of the first proviso thereof and replacing it with “(a) the Applicable Margin shall be based on Pricing Level II until the first Calculation Date applicable to the first fiscal quarter ended after the effective date of the Fourth Amendment and, thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date,”;

(c)      amending the definition of “LIBOR” in Section 1.1 thereof as follows:

(i)        deleting the phrase “which appears on Reuters Screen LIBOR01 Page (or any applicable successor page)” in each of clauses (a) and (b) thereof and replacing it with the phrase “as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent”; and

(ii)       deleting the phrase “does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page)” in each of clauses (a) and (b) thereof and replacing it with the phrase “is not so published”;

(d)     amending the definition of “Net Cash Proceeds” in Section 1.1 thereof by (i) adding the parenthetical phrase “(other than Debt under this Agreement)” after the words “any Debt” in clause (a)(ii) thereof and (ii) adding the following language at the end of such definition “; provided, further, that the Net Cash Proceeds of the Qdoba Sale shall be deemed to be an amount equal to the Qdoba Prepayment”;

(e)     deleting the reference to “3.50” in the definition of “Subject Distribution” in Section 1.1 thereof and replacing it with “4.00”;

(f)     deleting the reference to “March 19, 2019” in the definition of “Term Loan Maturity Date” in Section 1.1 thereof and replacing it with “March 19, 2020”;

(g)     deleting the reference to “March 19, 2019” in Section 2.6(a) thereof and replacing it with “March 19, 2020”;

(h)     amending and restating the table in Section 4.3 thereof as follows:

Payment Date	Installment Payment Amount
September 30, 2015	$3,906,250
December 31, 2015	$3,906,250
March 31, 2016	$3,906,250
June 30, 2016	$5,859,375
September 30, 2016	$5,859,375
December 31, 2016	$13,688,965
March 31, 2017	$13,688,965
June 30, 2017	$13,688,965
September 30, 2017	$13,688,965
December 31, 2017	$13,688,965
March 31, 2018	$8,000,688.20
June 30, 2018	$10,667,584.08
September 30, 2018	$10,667,584.08
December 31, 2018	$10,667,584.08
March 31, 2019	$10,667,584.08
June 30, 2019	$10,667,584.08
September 30, 2019	$10,667,584.08
December 31, 2019	$10,667,584.08
Term Loan Maturity Date	Remainder of Term Loan Facility

(i)        deleting each reference to “remaining scheduled quarterly principal repayment installments of the Term Loan” in Section 4.4(b)(vi) and replacing each with “remaining scheduled principal repayment installments of the Term Loan (including, without limitation, the bullet payment on the Term Loan Maturity Date)”;

(j)        adding the phrase “and the Fourth Amendment” immediately after the words “in connection with the Third Amendment” in Section 9.10(a) thereof;

(k)        deleting the reference to “4.00” in Section 10.1 thereof and replacing it with “4.50”; and

(l)        adding a new Section 14.27 immediately following Section 14.26 thereof as follows:

“14.27            Certain ERISA Matters.

(a)            Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)            such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(ii)            the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)            (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)            such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

 (b)            In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that:

(i)            none of the Administrative Agent, any Arranger nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii)            the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)            the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

(iv)            the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent, each Arranger or their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)            The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”.

2.            Effectiveness.  Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective:

        (a)        the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, each of the Lenders and each of the Credit Parties;

(b)        the Administrative Agent shall have received favorable opinions of counsel to each Credit Party addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, this Agreement, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (which such opinions shall permit reliance by the permitted assigns of the Administrative Agent and each Lender);

(c) the Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Agreement and each of the other Loan Documents to which it is a party and certifying that attached thereto are true, correct and complete copies of (A) the articles or certificate of incorporation or formation, certificate of partnership or other organizational document, as applicable, of such Credit Party and the bylaws, operating agreement, partnership agreement or other governing document, as applicable, of such Credit Party, (B) resolutions duly adopted by the board of directors or other applicable governing authority of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other applicable Loan Documents to which it is a party, and (C) each certificate of a recent date of (1) the good standing of each Credit Party under the laws of its jurisdiction of organization and (2) to the extent available from the applicable jurisdiction, a certificate of the relevant taxing authorities of the jurisdiction of organization of each Credit Party certifying that such Credit Party has filed required tax returns and owes no delinquent taxes;

(d)        the Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, certificates of property hazard, business interruption and liability insurance covering each Credit Party (with appropriate endorsements naming the Administrative Agent as additional insured on all policies for liability insurance and lender loss payee on all policies for property hazard insurance);

(e)        the Borrower shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer or treasurer of the Borrower, certifying that (A) after giving effect to this Agreement, the Qdoba Sale, the other transactions contemplated to occur on the effective date of this Agreement and the Qdoba Prepayment, the Borrower and the Credit Parties, taken as a whole, are Solvent, and (B) attached thereto are calculations evidencing compliance on a pro forma basis with the covenants contained in Sections 10.1 and 10.2 of the Credit Agreement after giving effect to this Agreement, the Qdoba Sale, the other transactions contemplated to occur on the effective date of this Agreement and the Qdoba Prepayment;

(f)        the Administrative Agent shall have received the results of a Lien search made against each Credit Party indicating among other things that its assets are free and clear of any Lien except for Liens permitted under the Credit Agreement;

(g)        the Credit Parties shall have received all governmental, shareholder and third party consents and approvals required (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and the other transactions contemplated hereby and thereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing;

(h)       no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority (including the SEC and any state securities regulatory authorities) to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents;

(i)        since October 1, 2017, no Material Adverse Effect, or circumstance or condition that could reasonably be expected to result in a Material Adverse Effect, has occurred;

(j)        each Credit Party shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with the requirements of the Patriot Act, applicable “know your customer” and anti-money laundering rules and regulations;

(k)        the Administrative Agent shall have received pro forma financial statements and projections, in each case prepared by management of the Borrower and calculated on a pro forma basis after giving effect to this Agreement, the Qdoba Sale, the other transactions contemplated hereby and the Qdoba Prepayment, and in form and substance reasonably satisfactory to the Administrative Agent;

(l)        receipt by (i) the Administrative Agent and Wells Fargo Securities, LLC of any fees and reasonable and documented expenses required to be paid on or before the effectiveness of this Agreement, (ii) Wells Fargo Securities, LLC, for the account of each Consenting Lender that executes and delivers its signature page to this Agreement to Wells Fargo Securities, LLC (or its counsel or designee) on or prior to 5:00 p.m. (Eastern time) on March 15, 2018 (the “Consent Date”), of a consent fee equal to 0.05% of the principal amount of the Revolving Credit Commitment and outstanding Term Loans of such Consenting Lender, as of the effectiveness of this Agreement and after giving effect to the Qdoba Prepayment, (iii) Wells Fargo Securities, LLC or the Administrative Agent of any other fees required to be paid on or before the effectiveness of this Agreement and (iv) the Administrative Agent of the Qdoba Prepayment for the benefit of the Lenders; and

(m)        the Qdoba Sale shall have been consummated substantially concurrently with the effectiveness of this Agreement in accordance with the Qdoba Purchase Agreement, without giving effect to any amendments, modifications or waivers to the Qdoba Purchase Agreement that are materially adverse to the Lenders unless such amendments, modifications or waivers are approved in writing by the Administrative Agent.

Without limiting the generality of the provisions of the last paragraph of Section 13.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed effective date hereof specifying its objection thereto.

3.            Qdoba Prepayment.  The parties hereto agree that the receipt of the Qdoba Prepayment in accordance with Section 2(l) above shall satisfy the requirements of Section 4.4(b)(iii) of the Credit Agreement with respect to the Qdoba Sale and that any requirement for prior notice of the Qdoba Prepayment is hereby waived.  Immediately after giving effect to the Qdoba Prepayment, the remaining principal balance of the Term Loan on the effective date of the Agreement shall be $365,695,800.

4.            Limited Effect.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.            Representations and Warranties.  The Borrower and each Guarantor represents and warrants that (a) it has the corporate (or other applicable organizational) power and authority to make, deliver and perform this Agreement and to perform its obligations under the Credit Agreement as modified hereby, (b) it has taken all necessary corporate or other action to authorize the execution and delivery of this Agreement and the performance of this Agreement and the Credit Agreement as modified hereby, (c) this Agreement has been duly executed and delivered on behalf of such Person, (d) this Agreement and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Person, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to this Agreement and the other Loan Documents to which it is a party is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect this Agreement, the Qdoba Sale, the other transactions contemplated hereby and the Qdoba Prepayment.

6.            Acknowledgement and Reaffirmation.  By their execution hereof, the Borrower and each Guarantor hereby expressly (a) consent to this Agreement and (b) acknowledge that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or such Guarantor is a party remain in full force and effect.  The parties agree that this Agreement shall not constitute a novation of any of the Credit Agreement, the Notes or the other Loan Documents.  Without limiting the foregoing, the Borrower and each Guarantor hereby ratifies and reaffirms its grant of Liens on or security interests in any of its properties pursuant to one or more of the Loan Documents as security for the Obligations, and confirms and agrees that, subsequent to, and after giving effect to this Agreement, such Liens and security interests shall continue to secure all of the Obligations.

7.            Costs, Expenses and Taxes.  The Borrower agrees to pay in accordance with Section 14.2 of the Credit Agreement all invoiced and reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

8.            Execution in Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission or other electronic transmission (e.g., by “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart hereof.

9.            Governing Law.  This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

10.            Loan Document.  Entire Agreement.  This Agreement is a Loan Document. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11.            Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and permitted assigns.

12.            FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Credit Agreement as modified hereby as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective duly authorized officers, all as of the day and year first written above.

BORROWER:

JACK IN THE BOX INC., as the Borrower

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

GUARANTORS:

JBX GENERAL PARTNER LLC, as a Guarantor

By:            Jack in the Box Inc.,
              as sole member

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

JBX LIMITED PARTNER LLC, as a Guarantor

By:            Jack in the Box Inc.,
                  as sole member

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

JACK IN THE BOX EASTERN DIVISION L.P., as a Guarantor

By:       JBX General Partner LLC,
              as general partner

             By:  Jack in the Box Inc.
             as sole member

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and a Consenting Lender

By: /s/ Darcy McLaren
Name: Darcy McLaren
Title: Director

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

BANK OF AMERICA, N.A., as a Consenting Lender

By: /s/ Aron Frey
Name: Aron Frey
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH), as a Consenting Lender

By: /s/ Gillian Dickson
Name: Gillian Dickson
Title: Executive Director

By: /s/ André Baladi
Name: André Baladi
Title: Executive Director

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

FIFTH THIRD BANK, as a Consenting Lender

By: /s/ Juan Cobrda
Name: Juan Cobrda
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

PNC BANK, N.A., as a Consenting Lender

By: /s/ Scott W Miller
Name: Scott W Miller
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Marty McDonald
Name: Marty McDonald
Title: AVP

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

REGIONS BANK, as a Consenting Lender

By: /s/ Jake Nash
Name: Jake Nash
Title: Managing Director

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

MUFG UNION BANK, N.A., as a Consenting Lender

By: /s/ Michael Ball
Name: Michael Ball
Title: Director

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

CITIZENS BANK, N.A., as a Consenting Lender

By: /s/ Terri Ringstrom
Name: Terri Ringstrom
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By: /s/ Anna C. Araya
Name: Anna C. Araya
Title: Executive Director

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

SUNTRUST BANK, as a Consenting Lender

 By: /s/ Christian Sumulong
Name: Christian Sumulong
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

BANK OF THE WEST, as a Consenting Lender

By: /s/ Jason Antrim
Name:  Jason Antrim
Title: VP

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

CAPITAL ONE, N.A., as a Consenting Lender

By: /s/ Gina Monette
Name: Gina Monette
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

COMPASS BANK, as a Consenting Lender

By: /s/ Jeffrey Piccinelli
Name: Jeffrey Piccinelli
Title: Senior Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Daniel Nunes
Name: Daniel Nunes
Title: Duly Authorized Signatory

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

CADENCE BANK, N.A., as a Consenting Lender

By: /s/ Vance Waldron
Name: Vance Waldron
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Consenting Lender

By: /s/ Jim Wright
Name: Jim Wright
Title: Assistant Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

RAYMOND JAMES BANK, N.A., as a Consenting Lender

By: /s/ Daniel Gendron
Name: Daniel Gendron
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

CITY NATIONAL BANK, as a Consenting Lender

By: /s/ Jeanine Smith
Name: Jeanine Smith
Title: Senior Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Consenting Lender

By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

By: /s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

MORGAN STANLEY BANK, N.A., as a Consenting Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

CTBC BANK, NEW YORK BRANCH, as a Consenting Lender

By: /s/ Ralph Wu
Name: Ralph Wu
Title: Senior Vice President & General Manager
CBTC Bank Co., Ltd., New York Branch

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

WEBSTER BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Robert E. Meditz
Name: Robert E. Meditz
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page

MANUFACTURERS BANK, as a Consenting Lender

By: /s/ De Dao
Name: De Dao
Title: Vice President

Jack in the Box Inc.
Fourth Amendment (2018)
Signature Page